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                     VAN KAMPEN REAL ESTATE SECURITIES FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2009 -- DECEMBER 31, 2009

                                                                  Amount of     % of     % of
                                       Offering       Total        Shares     Offering   Funds
    Security      Purchase/   Size of  Price of     Amount of     Purchased  Purchased   Total
   Purchased     Trade Date  Offering   Shares      Offering       By Fund    By Fund   Assets       Brokers        Purchased From
---------------  ----------  --------  --------  --------------  ----------  ---------  ------   ---------------  ------------------
    Cousins       09/15/09       -      $ 7.25     $     40,000   $92,840      0.232%     0.20%  Merrill          Merrill Lynch
Properties Inc.                                                                                  Lynch,
                                                                                                 Pierce,
                                                                                                 Fenner &
                                                                                                 Smith
                                                                                                 Incorporated,
                                                                                                 Morgan
                                                                                                 Stanley & Co.
                                                                                                 Incorporated,
                                                                                                 J.P. Morgan
                                                                                                 Securities
                                                                                                 Inc., Wells
                                                                                                 Fargo
                                                                                                 Securities,
                                                                                                 LLC, PNC
                                                                                                 Capital
                                                                                                 Markets LLC,
                                                                                                 Morgan Keegan
                                                                                                 & Company,
                                                                                                 Inc., RBS
                                                                                                 Securities
                                                                                                 Inc., Piper
                                                                                                 Jaffray &
                                                                                                 Co., Capital
                                                                                                 One
                                                                                                 Southcoast
                                                                                                 Inc.

    Colony        09/23/09       -      $20.00     $12,500,000    $74,180      0.215%     0.16%  Merrill          Merrill Lynch
 Financial Inc.                                                                                  Lynch,
                                                                                                 Pierce,
                                                                                                 Fenner &
                                                                                                 Smith
                                                                                                 Incorporated,
                                                                                                 Goldman,

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
                                                                                                 Sachs & Co.,
                                                                                                 Morgan
                                                                                                 Stanley & Co.
                                                                                                 Incorporated,
                                                                                                 UBS
                                                                                                 Securities
                                                                                                 LLC, Calyon
                                                                                                 Securities
                                                                                                 (USA) Inc.,
                                                                                                 HSBC
                                                                                                 Securities
                                                                                                 (USA) Inc.,
                                                                                                 JMP
                                                                                                 Securities
                                                                                                 LLC, Keefe,
                                                                                                 Bruyette &
                                                                                                 Woods, Inc.,
                                                                                                 RBC Capital
                                                                                                 Markets
                                                                                                 Corporation

Regency Centers   12/04/09       -      $30.75     $  8,000,000   $33,390      0.417%     0.31%  J.P. Morgan      JP Morgan
     Corp.                                                                                       Securities
                                                                                                 Inc., Wells
                                                                                                 Fargo
                                                                                                 Securities,
                                                                                                 LLC, PNC
                                                                                                 Capital
                                                                                                 Markets LLC,
                                                                                                 Morgan Keegan
                                                                                                 & Company,
                                                                                                 Inc.,
                                                                                                 SunTrust
                                                                                                 Robinson
                                                                                                 Humphrey,
                                                                                                 Inc.,
                                                                                                 Comerica
                                                                                                 Securities
                                                                                                 Inc., Daiwa
                                                                                                 Securities
                                                                                                 America Inc.,
                                                                                                 Mizuho
                                                                                                 Securities
                                                                                                 USA

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
                                                                                                 Inc.,
                                                                                                 Mitsubishi
                                                                                                 UFJ
                                                                                                 Securities
                                                                                                 (USA, Inc.,
                                                                                                 Piper Jaffray
                                                                                                 & Co., RBC
                                                                                                 Capital
                                                                                                 Markets
                                                                                                 Corporation